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                                                                  Exhibit (23)-1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation of our report filed as part of this Annual Report on Form 10-K, into the Company's previously filed Registration Statement of Form S-8, File No. 33-55296.

                                                             Arthur Andersen LLP

New York, New York
April 10, 1997


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